UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) January 10, 2022
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway,	Suite 1500	75240
Dallas,	Texas
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 10, 2022, Matador Resources Company (the “Company”) announced that Matthew V. Hairford would retire as President of the Company effective March 31, 2022. Upon his retirement, Mr. Hairford will transition to a role as a Special Advisor to the Company’s Board of Directors and Executive Committee.
In addition, the Company announced that David E. Lancaster would retire as Executive Vice President and Chief Financial Officer effective March 31, 2022. Upon his retirement, Mr. Lancaster will transition to a role as a Special Advisor to the Company’s Board of Directors and Executive Committee.
The Company’s Board of Directors has appointed the following executive officers, effective March 31, 2022, to succeed Mr. Hairford as President of the Company: (i) Billy E. Goodwin, age 64, the Company’s current Executive Vice President and Chief Operating Officer—Drilling, Completions & Production, to President – Operations and (ii) Van H. Singleton, II, age 44, the Company’s current Executive Vice President of Land, to President – Land, A&D and Planning. In addition, the Company’s Board of Directors has appointed Michael D. Frenzel, age 40, the Company’s current Senior Vice President and Treasurer, to succeed Mr. Lancaster as Principal Financial Officer, effective March 31, 2022. The biographical information regarding Mr. Goodwin, Mr. Singleton and Mr. Frenzel, disclosed in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 22, 2021 (the “Proxy Statement”), under the heading “Executive Officers and Other Senior Officers of the Company” is incorporated herein by reference. In addition, the information related to Mr. Goodwin disclosed in the Proxy Statement under the heading “Transactions With Related Persons” is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On January 10, 2022, the Company issued a press release announcing the leadership changes.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated January 10, 2022.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: January 11, 2022	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President